UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 7, 2012

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

(303) 691-3905

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 7, 2012, Janus Capital Group Inc. posted on its website (http://ir.janus.com) a presentation with respect to certain matters relating to its preliminary proxy statement filed on March 1, 2012 that may be used in discussions with certain shareholders. A copy of that presentation is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Janus Capital Group Inc.’s investor presentation with respect to certain matters relating to its preliminary proxy statement filed on March 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: March 7, 2012	By:	/s/ Brennan Hughes
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Document

99.1	Janus Capital Group Inc.’s investor presentation with respect to certain matters relating to its preliminary proxy statement filed on March 1, 2012.